Pricing Supplement Dated May 8, 2006                       Rule 424(b)(3)
(To Prospectus Dated January 19, 2006)                     File No. 333-131150

                      GENERAL MOTORS ACCEPTANCE CORPORATION
                          Demand Notes - Floating Rate
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Annual Yield:                6.00%

Effective Dates:             05/08/06 thru 05/14/06

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